            As filed with the U.S. Securities and Exchange Commission
                              on December 13, 2002


                        Securities Act File No. 333-60673
                    Investment Company Act File No. 811-08917

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/

                          Pre-Effective Amendment No.__               / /


                         Post-Effective Amendment No. 5               /X/


                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                     OF 1940                          /X/


                                 Amendment No. 6                      /X/

                        (Check appropriate box or boxes)

               Credit Suisse Institutional Fixed Income Fund, Inc.

                               (formerly known as
         Credit Suisse Institutional U.S. Core Fixed Income Fund, Inc.)

               (Exact Name of Registrant as Specified in Charter)

         466 Lexington Avenue
         New York, New York                                10017-3147
         ------------------------------------------------------------
         (Address of Principal Executive Offices)           (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 875-3500


                                Hal Liebes, Esq.
               Credit Suisse Institutional Fixed Income Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                          -----------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:




                            Dianne E. O'Donnell, Esq.

                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: January 1, 2003


It is proposed that this filing will become effective (check appropriate box):


/ /  immediately upon filing pursuant to paragraph (b)

/X/  on January 1, 2003 pursuant to paragraph (b)


/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on (date) pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CREDIT SUISSE INSTITUTIONAL FUNDS         [CREDIT SUISSE ASSET MANAGEMENT LOGO]


INTERNATIONAL FUND


FIXED INCOME FUND

HIGH YIELD FUND


JANUARY 1, 2003 PROSPECTUS


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE FUNDS, NOR HAS IT PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

CREDIT SUISSE INSTITUTIONAL FUNDS ARE ADVISED BY
CREDIT SUISSE ASSET MANAGEMENT, LLC.

                                    CONTENTS


KEY POINTS                                                      4

PERFORMANCE SUMMARY                                             7

   Year-by-Year Total Returns                                   7

   Average Annual Total Returns                                 8

INVESTOR EXPENSES                                              10

THE FUNDS IN DETAIL                                            11

   The Management Firms                                        11

   Fund Information Key                                        12

INTERNATIONAL FUND                                             14

FIXED INCOME FUND                                              16

HIGH YIELD FUND                                                18

MORE ABOUT RISK                                                22

   Introduction                                                22

   Types of Investment Risk                                    22

CERTAIN INVESTMENT PRACTICES                                   24

MEET THE MANAGERS                                              28

ABOUT YOUR ACCOUNT                                             31

   Share Valuation                                             31

   Buying and Selling Shares                                   31

   Buying Fund Shares                                          31

   Selling Fund Shares                                         32

   Exchanging Fund Shares                                      32

   Other Policies                                              33

   Account Statements                                          33

   Distributions                                               34

   Taxes                                                       34

   Statements and Reports                                      34

OTHER INFORMATION                                              35

   About the Distributor                                       35

FOR MORE INFORMATION                                   back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


FUND/GOAL                             PRINCIPAL STRATEGIES                        PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND              - Invests in foreign equity                   - Foreign securities risk
                                  securities
Long-term appreciation of                                                     - Market risk
  capital                       - Emphasizes developed countries,
                                  but may also invest in emerging             - Non-diversified status risk
                                  markets

                                - Combines top-down regional
                                  analysis with bottom-up company
                                  research

                                - Seeks countries, sectors and
                                  companies with solid growth
                                  prospects and attractive market
                                  valuations



FIXED INCOME FUND               - Invests at least 80% of its net             - Credit risk
                                  assets, plus any borrowings for
High total return                 investment purposes, in                     - Interest-rate risk
                                  fixed-income securities
                                                                              - Market risk
                                - Invests primarily in fixed-income
                                  securities of U.S. issuers                  - Non-diversified status risk

                                - Typically maintains a
                                  weighted-average portfolio
                                  maturity of between five and 15
                                  years

                                - Focuses on high grade securities
                                  (average credit rating AA)




HIGH YIELD FUND                 - Invests at least 80% of its net             - Credit risk
                                  assets, plus any borrowings for
High total return                 investment purposes, in                     - Interest-rate risk
                                  high-yield fixed-income
                                  securities                                  - Market risk

                                - Invests primarily in high-yield,            - Non-diversified status risk
                                  high-risk fixed-income securities
                                  (junk bonds)

                                - Typically maintains a
                                  weighted-average portfolio
                                  maturity of between five and 15
                                  years

                                - Emphasizes top-down analysis of
                                  industry sectors and themes

                                - Seeks to allocate risk by
                                  investing among a variety of
                                  industry sectors

- A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

      Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

FIXED INCOME AND HIGH YIELD FUNDS

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


FOREIGN SECURITIES RISK


INTERNATIONAL FUND


      Since the fund invests outside the U.S., it carries additional risks that include:

      - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.


      - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


      - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


INTEREST-RATE RISK

FIXED INCOME AND HIGH YIELD FUNDS


      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


MARKET RISK

ALL FUNDS


      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risks of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


NON-DIVERSIFIED STATUS RISK

ALL FUNDS


      The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their portfolio securities than a fund that is more broadly diversified.

- INVESTOR PROFILE

INTERNATIONAL FUND IS DESIGNED FOR INVESTORS WHO:

      - are investing for long-term goals

      - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

      - are looking for capital appreciation

      - want to diversify their portfolios internationally

IT MAY NOT BE APPROPRIATE IF YOU:

      - are investing for a shorter time horizon

      - are uncomfortable with an investment that has a higher degree of volatility

      - want to limit your exposure to foreign securities

      - are looking for income

FIXED INCOME AND HIGH YIELD FUNDS ARE DESIGNED FOR INVESTORS WHO:

      - are seeking investment income

      - want to diversify their portfolios with fixed-income funds

      - are willing to accept risk and volatility

THEY MAY NOT BE APPROPRIATE IF YOU:

      - are investing for maximum return over a long time horizon

      - require stability of your principal

BECAUSE THE HIGH YIELD FUND INVOLVES A HIGHER LEVEL OF RISK, YOU SHOULD CONSIDER IT ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE HIGH YIELD FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

You should base your selection of a fund on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.


                                                YEAR-BY-YEAR TOTAL RETURNS*


 YEAR ENDED 12/31:       1993      1994       1995      1996      1997     1998       1999     2000     2001
---------------------------------------------------------------------------------------------------------------
                        39.95%    -8.37%      4.34%    11.76%    15.17%    20.67%    34.78%  -18.39%   -29.03%

 INTERNATIONAL FUND

    Best quarter: 27.57% (Q4 99)
    Worst quarter: -17.34% (Q1 01)
    Inception date: 9/30/92
    Total return for the period 1/1/02 - 9/30/02: -25.86% (not annualized)

 FIXED INCOME FUND

                                             18.25%     5.42%     9.66%     7.38%     1.11%    8.66%     8.02%

    Best quarter: 6.28% (Q2 95)
    Worst quarter: -1.15% (Q1 96)
    Inception date: 3/31/94
    Total return for the period 1/1/02 - 9/30/02: -1.90% (not annualized)

 HIGH YIELD FUND

                                  -7.96%     16.20%    12.73%    14.85%    -1.28%     4.49%   -8.03%     0.89%

    Best quarter: 9.43% (Q2 95)
    Worst quarter: -7.02% (Q1 94)
    Inception date: 2/26/93
    Total return for the period 1/1/02 - 9/30/02: -7.03% (not annualized)


* The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.

                         AVERAGE ANNUAL TOTAL RETURNS(1)


                                              ONE YEAR          THREE YEARS       FIVE YEARS       LIFE OF   INCEPTION
 PERIOD ENDED 12/31/01:                         2001             1999-2001         1997-2001        FUND       DATE
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND

 RETURN BEFORE TAXES                           -29.03%             -7.92%            1.64%          5.31%     9/30/92

 RETURN AFTER TAXES ON
  DISTRIBUTIONS                                -29.03%            -12.34%           -2.42%          2.68%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND                            -17.68%             -6.86%            0.75%          3.91%
  SALE OF FUND SHARES

 MSCI EAFE INDEX(2) (REFLECTS
  NO DEDUCTION FOR FEES,                       -21.44%             -5.05%            0.90%          5.86%
  EXPENSES OR TAXES)

 FIXED INCOME FUND

 RETURN BEFORE TAXES                             8.02%              5.87%            6.92%          7.20%     3/31/94

 RETURN AFTER TAXES ON
  DISTRIBUTIONS                                  4.33%              4.33%            2.96%          4.30%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND                              4.94%              4.94%            3.25%          4.33%
  SALE OF FUND SHARES

 LEHMAN BROTHERS
  AGGREGATE BOND INDEX(3)
  (REFLECTS NO DEDUCTION                         8.44%              6.28%            7.43%          7.53%
  FOR FEES, EXPENSES OR
  TAXES)

 HIGH YIELD FUND

 RETURN BEFORE TAXES                             0.89%             -1.03%            1.91%          5.59%     2/26/93

 RETURN AFTER TAXES ON
  DISTRIBUTIONS                                 -3.86%             -5.09%           -1.89%          1.93%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND                              0.52%             -2.71%           -0.25%          2.74%
  SALE OF FUND SHARES

 CS FIRST BOSTON HIGH
  YIELD INDEX (DEVELOPED
  COUNTRIES ONLY)(4) (REFLECTS                   6.26%              0.64%            2.92%          6.28%
  NO DEDUCTIONS FOR FEES,
  EXPENSES OR TAXES)

 SALOMON SMITH BARNEY
  HIGH YIELD MARKET INDEX(5)
  (REFLECTS NO DEDUCTION                         5.44%              0.40%            3.48%          6.57%(6)
  FOR FEES, EXPENSES OR
  TAXES)



(1) The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.

(2) The Morgan Stanley Capital International EAFE Index (Europe, Australasia and Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc.

(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.

(4) The Credit Suisse First Boston High Yield Index (Developed Countries Only) is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the funds' adviser. Name changed from the Credit Suisse First Boston Domestic + High Yield Index effective May 31, 2001.

(5) The Salomon Smith Barney High Yield Market Index is a broad-based, unmanaged index of high yield securities. It replaced the Credit Suisse First Boston High Yield Index (Developed Countries Only) as the fund's performance benchmark effective December 12, 2002. The fund adopted the Salomon Smith Barney High Yield Market Index as its new performance benchmark because the construction methodology and sector codes used in this index more closely resemble those of the fund's portfolio.

(6)  Performance since March 1, 1993.


                           UNDERSTANDING PERFORMANCE

          - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

          - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

          - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

          - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


          - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES


                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended August 31, 2002.



                                                                                            FIXED
                                                                       INTERNATIONAL        INCOME         HIGH YIELD
                                                                           FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
  (PAID DIRECTLY FROM YOUR INVESTMENT)

Sales charge load on purchases                                             NONE              NONE             NONE

Deferred sales charge load                                                 NONE              NONE             NONE

Sales charge load on reinvested
 distributions                                                             NONE              NONE             NONE

Redemption fees                                                            NONE              NONE             NONE

Exchange fees                                                              NONE              NONE             NONE

ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)

Management fee                                                             .80%              .38%             .70%

Distribution and service (12b-1) fee                                       NONE              NONE             NONE

Other expenses                                                             .25%              .12%             .27%

TOTAL ANNUAL FUND OPERATING EXPENSES*                                     1.05%              .50%             .97%



* Fee waivers and expense reimbursements or credits reduced expenses for the Fixed Income and High Yield Funds during 2002 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below:



                                                                                              FIXED
                                                                                              INCOME         HIGH YIELD
  EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                                                    FUND             FUND
------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                               .33%             .43%

  Distribution and service (12b-1) fee                                                         NONE             NONE

  Other expenses                                                                               .12%             .27%
                                                                                               ----             ----
  NET ANNUAL FUND OPERATING EXPENSES                                                           .45%             .70%


                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                        ONE YEAR    THREE YEARS  FIVE YEARS    10 YEARS
INTERNATIONAL FUND       $  107       $  334       $  579       $1,283

FIXED INCOME FUND        $   51       $  160       $  280       $  628

HIGH YIELD FUND          $   99       $  309       $  536       $1,190

                               THE FUNDS IN DETAIL


-  THE MANAGEMENT FIRMS


CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-  Investment adviser for the funds


- Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers

- A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

- Credit Suisse Asset Management companies manage approximately $56 billion in the U.S. and $284 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
England

-  Sub-investment adviser for the International Fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-  Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

-  Sub-investment adviser for the International Fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-  Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

-  Sub-investment adviser for the International Fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-  Also a member of Credit Suisse Asset Management


-  FUND INFORMATION KEY

      Concise fund-by-fund descriptions begin on the following pages. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


      The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS


      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT


      The individuals designated by the investment adviser or sub-advisers to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing each fund's audited financial performance for up to five years.

      - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

      - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                       This page intentionally left blank

                               INTERNATIONAL FUND

-  GOAL AND STRATEGIES

      The International Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

      Although it is not an index fund and does not seek to replicate the performance of any index, this fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index. Although the fund may invest in emerging markets, it does not expect to invest more than 30% of assets in securities of emerging-markets issuers.

      Under normal market conditions, the fund will invest at least 80% of assets in equity securities of issuers from at least three foreign countries. The fund may invest in companies of all sizes.

      In managing the fund's investments, the portfolio managers:

      - combine top-down regional analysis with bottom-up company research

      - look for countries, sectors and companies with solid growth prospects and attractive market valuations

      - focus research efforts on early identification of new investment opportunities while seeking to manage risk

-  PORTFOLIO INVESTMENTS

      Equity holdings may include:

      - common and preferred stocks

      - securities convertible into common or preferred stock

      - rights and warrants

      - depositary receipts

      To a limited extent, the fund may also engage in other investment practices.

-  RISK FACTORS

      This fund's principal risk factors are:

      - foreign securities risk

      - market risk

      - non-diversified status risk

      The value of your investment will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that the fund invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

-  PORTFOLIO MANAGEMENT


      Steven D. Bleiberg and Vincent J. McBride manage the fund's investment portfolio. The Credit Suisse International Equity Team supports them. You can find out more about them in "Meet the Managers."

-  FINANCIAL HIGHLIGHTS


      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.


PERIOD ENDED:                                             8/02          8/01           8/00           8/99          8/98
                                                        --------      --------       --------       --------      --------
PER SHARE DATA

Net asset value, beginning of year                       $ 10.86       $ 23.61        $ 23.47       $  22.70       $ 22.22
                                                        --------      --------       --------       --------      --------
   Investment Operations:

    Net investment income                                   0.07(1)       0.08           0.05           0.14          0.15

    Net gain (loss) on investments and foreign
      currency related items (both realized and
      unrealized)                                          (2.28)        (6.45)          4.19           2.90          3.26
                                                        --------      --------       --------       --------      --------
    Total from investment operations                       (2.21)        (6.37)          4.24           3.04          3.41
                                                        --------      --------       --------       --------      --------
   Less Dividends and Distributions:

    Dividends from net investment income                      --         (0.09)         (0.10)         (0.28)           --

    Distributions from net realized gains                     --         (6.29)         (4.00)         (1.99)        (2.93)
                                                        --------      --------       --------       --------      --------
    Total dividends and distributions                         --         (6.38)         (4.10)         (2.27)        (2.93)
                                                        --------      --------       --------       --------      --------
Net asset value, end of year                              $ 8.65       $ 10.86        $ 23.61        $ 23.47       $ 22.70
                                                        ========      ========       ========       ========      ========
Total Return(2)                                           (20.35)%      (34.01)%        17.81%         13.88%        16.74%

Ratios/supplemental data:

   Net assets, end of year (000s omitted)               $128,158      $244,726       $505,914       $675,118      $623,482

   Ratio of expenses to average net assets                  1.05%(3)      1.08%(3)       1.07%          1.21%         1.14%

   Ratio of net investment income to
    average net assets                                      0.69%         0.49%          0.04%          0.60%         0.72%

   Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                      --            --             --           0.01%         0.09%

   Portfolio turnover rate                                   163%          139%           128%           182%          141%



(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

                               FIXED INCOME FUND

-  GOAL AND STRATEGIES

      The Fixed Income Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities of U.S. issuers.

      The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted-average maturity will typically be between five and 15 years.

-  PORTFOLIO INVESTMENTS


      Under normal market conditions, this fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:


      - corporate bonds, debentures and notes

      - government and agency securities

      - mortgage-backed securities


      The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.


      The fund may invest:

      - up to 35% of assets in debt securities of foreign issuers

      - up to 20% of assets in securities denominated in foreign currency

      - up to 10% of assets in non-investment-grade debt securities (junk bonds) of issuers located in emerging markets

      - up to 10% of assets in bonds convertible into equity securities

      - up to 10% of assets in preferred stocks

      To a limited extent, the fund may also engage in other investment practices.

-  RISK FACTORS

      This fund's principal risk factors are:

      - credit risk

      - interest-rate risk

      - market risk

      - non-diversified status risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that it invests in certain securities, the fund may be affected by additional risks:

      - mortgage-backed securities: extension and prepayment risks

      - junk bonds: above-average credit, information, market and other risks

      - foreign securities: currency, information and political risks

      - equity securities (including convertible bonds and preferred stocks): information, market and other risks

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

-  PORTFOLIO MANAGEMENT


      Jo Ann Corkran, Leland Crabbe and Suzanne E. Moran manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

-  FINANCIAL HIGHLIGHTS


      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.


PERIOD ENDED:                                             8/02          8/01           8/00           8/99          8/98
                                                        --------      --------       --------       --------      --------
PER SHARE DATA

Net asset value, beginning of year                       $ 15.79     $   14.95     $    15.01     $    15.72    $    15.65
                                                        --------      --------       --------       --------      --------
   Investment Operations:

    Net investment income (loss)                            0.83          1.02           0.94           0.93          0.84

    Net gain (loss) on investments and futures
      transactions (both realized and
      unrealized)                                          (1.27)         0.85          (0.01)         (0.56)         0.33
                                                        --------      --------       --------       --------      --------
    Total from investment operations                       (0.44)         1.87           0.93           0.37          1.17
                                                        --------      --------       --------       --------      --------
   Less Dividends and Distributions:

    Dividends from net investment income                   (0.83)        (1.03)         (0.97)         (0.91)        (0.87)

    Distributions from net realized gains                  (0.40)           --          (0.02)         (0.17)        (0.23)
                                                        --------      --------       --------       --------      --------
    Total dividends and distributions                      (1.23)        (1.03)         (0.99)         (1.08)        (1.10)
                                                        --------      --------       --------       --------      --------
Net asset value, end of year                             $ 14.12    $    15.79     $    14.95     $    15.01    $    15.72
                                                        ========      ========       ========       ========      ========

Total Return(2)                                            (2.92)%       13.02%          6.43%          2.37%         7.77%

Ratios/supplemental data:

   Net assets, end of year (000s omitted)               $275,863      $532,627       $440,345       $350,844      $393,533

   Ratio of expenses to average net assets                  0.45%(3)      0.45%(3)       0.45%          0.44%         0.47%

   Ratio of net investment income to
    average net assets                                      5.41%         6.71%          6.51%          5.90%         5.87%

   Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                    0.05%         0.06%          0.11%          0.18%         0.27%

   Portfolio turnover rate                                   526%          449%           520%           569%          372%



(1) As required, effective September 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 5.37% to 5.41%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

                                HIGH YIELD FUND

-  GOAL AND STRATEGIES

      The High Yield Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities rated below investment grade by primary ratings services such as Standard & Poor's Ratings Services and Moody's Investors Service. These high-yield, higher-risk securities are commonly known as "junk bonds."

      In choosing investments for the fund, the portfolio managers:

      - emphasize top-down analysis of industry sectors and themes to determine which sectors may benefit from current and future changes in the economy

      - seek to allocate risk by investing among a variety of industry sectors

      - look at the financial condition of the issuers (including debt/equity ratios), as well as features of the securities themselves

-  PORTFOLIO INVESTMENTS


      Under normal market conditions, this fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities. The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.


      The fund may invest:


      - without limit in bonds rated below investment grade and their unrated equivalents

      - up to 20% of its net assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options


      To a limited extent, the fund may also engage in other investment practices.

-  RISK FACTORS

      This fund's principal risk factors are:

      - credit risk

      - interest-rate risk

      - market risk

      - non-diversified status risk


      The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, markets in lower rated bonds may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

      Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."

      Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high-yield, high-risk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in bonds rated below investment grade involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the fund were investing in higher-quality bonds.


      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

-  PORTFOLIO MANAGEMENT


      Richard Lindquist, Philip Schantz, Misia Dudley, John Tobin, Mary Ann Thomas, John F. Dessauer and Michael J. Dugan manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."


                           ANALYSIS OF CREDIT QUALITY


      During the fiscal year ended August 31, 2002, the percentage of fund securities holdings by rating category based upon a weighted monthly average was:



            BONDS-S&P RATING:
            AAA                                                                                           .00%

            AA                                                                                            .00%

            A                                                                                             .00%

            BBB                                                                                          5.10%

            BB                                                                                          16.00%

            B                                                                                           59.10%

            CCC                                                                                         12.00%

            CC                                                                                           1.10%

            C                                                                                             .50%

            D                                                                                             .30%

            Not rated/Other/Equities                                                                     3.90%

            Cash/Governments/Agencies                                                                    2.00%
                                                                                                       ------
            TOTAL                                                                                      100.00%

-  FINANCIAL HIGHLIGHTS

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.


PERIOD ENDED                                               8/02          8/01           8/00          8/99           8/98
                                                         -------       -------        -------        -------       -------
PER SHARE DATA

Net asset value, beginning of year                       $ 11.84      $  14.11       $  15.32       $  16.60      $  17.08
                                                         -------       -------        -------        -------       -------
   Investment Operations:

    Net investment income (loss)                            1.17          1.40           1.41           1.42          1.43

    Net gain (loss) on investments (both
      realized and unrealized)                             (1.94)        (2.21)         (1.13)         (1.33)        (0.49)
                                                         -------       -------        -------        -------       -------
    Total from investment operations                       (0.77)        (0.81)          0.28           0.09          0.94
                                                         -------       -------        -------        -------       -------
   Less Dividends:

    Dividends from net investment income                   (1.17)        (1.46)         (1.49)         (1.37)        (1.42)
                                                         -------       -------        -------        -------       -------
Net asset value, end of year                              $ 9.90      $  11.84       $  14.11       $  15.32      $  16.60
                                                         =======       =======        =======        =======       =======
Total Return(1)                                            (6.88)%       (5.71)%         1.84%          0.67%         5.48%

Ratios/supplemental data:

   Net assets, end of year (000s omitted)                $86,846       $98,008        $94,333        $95,129       $94,044

   Ratio of expenses to average net assets                  0.70%(2)      0.70%(2)       0.70%(2)       0.69%         0.70%

   Ratio of net investment income (loss) to
    average net assets                                     10.15%(3)     11.06%          9.59%          9.10%         8.12%

   Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                    0.27%         0.30%          0.45%          0.35%         0.44%

   Portfolio turnover rate                                    52%           20%            31%            40%           60%



(1) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

(3) During the year ended August 31, 2002, the Fund experienced an increase in its interest income of 0.67% as a result of additional accretion income not accrued for in prior periods. The Fund's net investment income ratio disclosed above excludes the effect of the increase.

                       This page intentionally left blank

                                 MORE ABOUT RISK

- INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

      The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

- TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the funds.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

      - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.


      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

      REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

 20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted


                                                                                 INTERNATIONAL FUND

INVESTMENT PRACTICE                                                                    LIMIT
----------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                     33 1/3%

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in
a more geographically diversified fund. CURRENCY, MARKET, POLITICAL RISKS.                /X/

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY,
POLITICAL, VALUATION RISKS.                                                               /X/

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                               30%

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                                  /X/

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, VALUATION RISKS.                                                               /X/

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                    / /

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE,
MARKET RISKS.                                                                             / /

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(3) Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                    / /

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE,
MARKET, REGULATORY RISKS.                                                                 / /

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                           / /

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                  / /

                                                                               FIXED INCOME FUND   HIGH YIELD FUND

INVESTMENT PRACTICE                                                                         LIMIT
-------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                     33 1/3%       33 1/3%

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in
a more geographically diversified fund. CURRENCY, MARKET, POLITICAL RISKS.                /X/           / /

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY,
POLITICAL, VALUATION RISKS.                                                               /X/           / /

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                               10%           / /

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                                  / /           /20%/

FOREIGN SECURITIES Securities of foreign issuers. May include depositary receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, VALUATION RISKS.                                                               35%           / /

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                    / /           / /

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE,
MARKET RISKS.                                                                             / /           / /

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(3) Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                    /X/           / /

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE,
MARKET, REGULATORY RISKS.                                                                 / /           / /

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                           / /           /X/

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                  / /           / /

                                                                                      INTERNATIONAL FUND

INVESTMENT PRACTICE                                                                         LIMIT
---------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                 /X/

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements
LIQUIDITY, MARKET, VALUATION RISKS.                                                              /15%/

SECURITIES LENDING Lending portfolio securities to financial institutions; A fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL
RISKS.                                                                                       33 1/3%

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                   / /

SHORT SALES "AGAINST THE BOX" A short sale when a fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                              / /

SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise shareholders' income tax liability.           / /

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than
three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                     /5%/

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                           / /

TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                / /

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                   / /

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                         /25%/

ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an intial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference
between purchase price and maturity value. INTEREST-RATE, MARKET RISKS.                          / /

                                                                                     FIXED INCOME FUND    HIGH YEILD FUND

INVESTMENT PRACTICE                                                                                  LIMIT
--------------------------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                 / /           / /

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements
LIQUIDITY, MARKET, VALUATION RISKS.                                                               /15%/        /15%/

SECURITIES LENDING Lending portfolio securities to financial institutions; A fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL
RISKS.                                                                                       33 1/3%       33 1/3%

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                   / /           / /

SHORT SALES "AGAINST THE BOX" A short sale when a fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                              / /           / /

SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise shareholders' income tax liability.           / /           / /

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than
three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                    /5%/          /5%/

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                           / /           / /

TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                / /           / /

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                   / /           / /

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                         /25%/         /25%/

ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an intial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference
between purchase price and maturity value. INTEREST-RATE, MARKET RISKS.                          / /           / /



(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

(3) Each fund will limit its investments in asset-backed securities to 25% of total assets.

                                MEET THE MANAGERS


The following individuals are responsible for the day-to-day management of the INTERNATIONAL FUND and are supported by the Credit Suisse International Equity Team.

STEVEN D. BLEIBERG, Managing Director, is chairman of the firm's Global Equity Strategy Group, and has been Co-Portfolio Manager of the Fund since October 2001. Mr. Bleiberg has been with CSAMsince 1991 when he rejoined the company following 2 years as a portfolio manager at Matrix Capital Management. Mr. Bleiberg first joined CSAM in 1984. He holds a B.A. in Government from Harvard University and a M.S. in Finance from the Sloan School of Management at the Massachusetts Institute of Technology.

VINCENT J. MCBRIDE, Managing Director, has been Co-Portfolio Manager of the Fund since October 2002. Mr. McBride joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus"). Prior to joining Warburg Pincus in 1994, Mr. McBride was an international equity analyst at Smith Barney, an international equity analyst at General Electric Investments, a portfolio manager and analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in Economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

The following individuals are responsible for the day-to-day management of the FIXED INCOME FUND.

JO ANN CORKRAN, Managing Director, has been a member of the fixed income team since 1997. She joined CSAM that year from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

LELAND E. CRABBE, Director, is global head of emerging market debt and has been a member of the fixed income team since rejoining CSAM in 1999 from Cigna Investments. Mr. Crabbe first came to CSAM in 1998 from Merrill Lynch, where he had been a corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.

SUZANNE E. MORAN, Director, has been a member of the fixed income team since 1995. She joined CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management. She had joined CS First Boston Investment Management in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.

The following individuals are responsible for the day-to-day management of the HIGH YIELD FUND.


RICHARD J. LINDQUIST, CFA and Managing Director, is head of the high yield management team and has been a team member since 1989. He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and a M.B.A. in Finance from the University of Chicago Graduate School of Business.

PHILIP L. SCHANTZ, Director, has been a member of the high yield management team since 2000. He joined in 2000 from Prudential Securities, where he was a senior vice president and high yield analyst. Previously, he was a vice president and high yield analyst at Lazard Freres and a first vice president and co-head of the high yield securities group at E.F. Hutton. Mr. Schantz holds a B.A. in Government from Lehigh University.

MISIA K. DUDLEY, Director, has been a member of the high yield management team since 1989. She came to CSAM in 1995 with the acquisition of CS First Boston Investment Management. Previously, she analyzed recapitalized companies at Stockbridge Partners; covered the casino, communications and entertainment sectors at E.F. Hutton; and was a generalist analyst for the Value Line Investment Survey. Ms. Dudley holds a B.A. in History from Yale University.

JOHN M. TOBIN, CFA, Director, has been a member of the high yield management team since 1990. Mr. Tobin came to CSAM in 1995 with the acquisition of CS First Boston Investment Management. Previously, he managed portfolios of bank participations and private placements for the two life insurance subsidiaries of Integrated Resources and as an analyst at Bankers Trust. Mr. Tobin holds B.A., M.A. and Ph.D. degrees in Economics, all from Fordham University.

MARY ANN THOMAS, CFA, Director, has been a member of the high yield management team since 2000. Before joining CSAM in 1997, she was a vice president and high yield bond analyst with the Capital Management Group at the Prudential Insurance Company of America. Ms. Thomas holds a B.A. in Economics and Political Science from Yale University and a M.B.A. in Finance from the University of Pennsylvania's Wharton School.

JOHN F. DESSAUER, CFA, Vice President, is a credit analyst and has been a member of the high yield management team since 1999. Mr. Dessauer joined CSAM in 1999 following five years at SEI Investments in Philadelphia, where he was a senior analyst focusing on high yield, municipal debt and large-capitalization equities. Mr. Dessauer holds a B.A. in economics from Boston College.

MICHAEL J. DUGAN, Assistant Vice President, is a client portfolio manager and has been a member of the high yield management team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a B.A. in political science from the University of Rhode Island.

                               ABOUT YOUR ACCOUNT

- SHARE VALUATION

      The price of your shares is also referred to as their net asset value
(NAV).

      The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of the Institutional Class, less its liabilities, by the number of Institutional Class shares outstanding.


      The funds value their securities based on market quotations when they calculate their NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

- BUYING AND SELLING SHARES

      The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.


      The funds have authorized financial-services firms, such as banks, brokers and financial advisors (and other intermediaries that the firms may designate), to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.


- BUYING FUND SHARES

INVEST BY WIRE


      Institutional Class shares are generally available only to investors who have entered into an investment management agreement with CSAM. Investors should complete an account application and forward it to Credit Suisse Institutional Shares. After calling a fund to place an order, you may wire funds to:


      State Street Bank and Trust Company
      ABA# 0110 000 28
      Attn: Mutual Funds/Custody Department
      Credit Suisse Institutional Shares
      DDA# 9905-227-6
      F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

      You can also purchase shares by mailing a check or Federal Reserve draft to:

      Credit Suisse Institutional Shares
      P.O Box 8500
      Boston, Massachusetts 02266-8500

      or overnight to:

      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Institutional Shares
      66 Brooks Drive
      Braintree, Massachusetts 02184


      Please use either a personal, company or bank check payable in U.S. dollars. Unfortunately, we cannot accept checks that are not pre-printed or checks that are payable to you or another party. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include IRA Rollover and government checks. Federal Reserve drafts are available at national banks and at state Federal Reserve member banks. Please indicate the fund's name on any check or Federal Reserve draft. The account application contains further instructions.

INVEST BY PURCHASES IN KIND


      With CSAM's permission, investors may acquire Institutional Class shares in exchange for portfolio securities. The portfolio securities must:


- Match the investment objectives and policies of the fund to be purchased


- Be considered by the fund's adviser or sub-advisers to be an appropriate fund investment


- Be easily valued, liquid and not subject to restrictions on transfer

      You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

MINIMUM INVESTMENTS

      Minimum investments for Institutional Class shares are the following, including investment by purchases in-kind and by exchange (described below):

      Initial investment                                $3,000,000
      Subsequent investment                             $  100,000


      Clients of CSAM, along with CSAM's affiliates, client officers and certain other related persons, may purchase shares without entering into an investment management agreement with the adviser subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $1,000. The minimum investments may be waived or modified.

      You must maintain an account balance in the fund of at least $500. If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 30 days, the fund may close your account and mail you the proceeds. The minimum account balance amounts may be waived.


- SELLING FUND SHARES

SELL FUND SHARES IN WRITING

      You can sell (redeem) your shares on any day the funds are open by writing to Credit Suisse Institutional Shares. The request must be signed by all record owners (exactly as registered) or by an authorized person such as an investment adviser or other agent. Additional documents may be required for redemption by a corporation, partnership, trust, fiduciary, executor or administrator or in certain other cases. If you want to change account information or privileges you must specify this in the redemption request and have all signatures guaranteed. You can obtain a signature guarantee from most banks or securities dealers, but not from a notary public.

REDEMPTION PROCEEDS

      After selling fund shares you will receive the proceeds by either wire or check, mailed within seven days of the redemption. For shares purchased by check, if the fund has not yet collected payment for the shares you are selling it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase.

- EXCHANGING FUND SHARES


      You may exchange Institutional Class shares for Institutional Class shares in any other Credit Suisse Institutional Fund by writing to Credit Suisse Institutional Shares. You may exchange your shares for Institutional Class shares of other Credit Suisse Institutional Funds only if you meet those Funds' investment minimums. If you are purchasing shares in a new fund by exchange, the new fund account will be registered exactly as the fund account from which you are exchanging.

- OTHER POLICIES

TRANSACTION DETAILS

      Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if:

      - your investment check or Federal Reserve draft does not clear

      - you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day

      If you wire money without first calling the fund to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

      Each fund reserves the right to:

      - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

      - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


      - change minimum account balance requirements after 15 days' notice to current investors of any increases


      - charge a wire-redemption fee

      - make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemptions that could hurt fund operations


      - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed, when trading on the NYSE is restricted, or any other time that the SEC permits)


      - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect
        it)

ACCOUNT CHANGES

      You should update your account records whenever you change your address. You can call 800-222-8977 to change your account information or privileges.

- ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:


      - after every transaction that affects your account balance (except for distribution reinvestments)


      - after any changes of name or address of the registered owner(s)

      - otherwise, every quarter

      You will receive annual and semiannual financial reports.

- DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


      The Fixed Income and High Yield Funds declare and pay dividend distributions quarterly. The International Fund typically distributes dividends annually, usually in December. Each of the funds typically distribute capital gains annually, usually in December. Each fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.


      Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


- TAXES

      As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS


      As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


      Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

      The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

- STATEMENTS AND REPORTS


      Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the same fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                               OTHER INFORMATION

- ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for:

- making the funds available to you

- account servicing and maintenance

- other administrative services related to sale of the Institutional Class

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                                       36
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                                       37

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                                       38

                              FOR MORE INFORMATION

      More information about these funds is available free upon request, including the following:

- ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past fiscal year.

- OTHER INFORMATION

      A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Institutional Shares to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
800-222-8977

BY MAIL:
Credit Suisse Institutional Shares
P.O. Box 8500
Boston, MA 02266-8500

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Institutional Shares
66 Brooks Drive
Braintree, MA 02171

ON THE INTERNET:
www.CreditSuisseFunds.com

SEC FILE NUMBERS:
Credit Suisse Institutional International Fund              811-08933


Credit Suisse Institutional Fixed Income Fund               811-08917


Credit Suisse Institutional High Yield Fund                 811-08927


                     [CREDIT SUISSE ASSET MANAGEMENT LOGO]

                       P.O BOX 8500, BOSTON, MA 02266-8500
                                  800-222-8977


Credit Suisse Asset Management Securities, Inc., Distributor.       CSISB-1-0103

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2003

                           Institutional Shares of the

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND

          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Institutional International Fund ("International Fund"), Credit Suisse Institutional Fixed Income Fund ("Fixed Income Fund") and Credit Suisse Institutional High Yield Fund ("High Yield Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the combined PROSPECTUS for the Institutional Shares of the Funds, dated January 1, 2003, as it may be amended or supplemented from time to time (the "PROSPECTUS"), and is incorporated by reference in its entirety into the PROSPECTUS.

          Each Fund's audited ANNUAL REPORT dated August 31, 2002, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the PROSPECTUS, ANNUAL REPORT and information regarding each Fund's current performance may be obtained by writing or telephoning:

                              INSTITUTIONAL SHARES
                            CSAM Institutional Shares
                                  P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                  800-222-8977

                                    CONTENTS

                                                                                                       PAGE
INVESTMENT OBJECTIVES AND POLICIES                                                                       1
Common Investment Policies -- All Funds                                                                  1
     Non-Diversified Status                                                                              1
     Temporary Investments                                                                               1
     Repurchase Agreements                                                                               2
     Illiquid Securities                                                                                 3
         RULE 144A SECURITIES                                                                            3
     Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers                            4
     Lending of Portfolio Securities                                                                     4
     Borrowing                                                                                           5
     Securities of Other Investment Companies                                                            5
     Options Generally                                                                                   5
         SECURITIES OPTIONS                                                                              5
     When-Issued Securities, Delayed Delivery Transactions And Forward Commitments                       9
     Stand-By Commitment Agreements                                                                      9
     U.S. Government Securities                                                                          10
     Foreign Investments                                                                                 11
         INFORMATION                                                                                     12
         POLITICAL INSTABILITY                                                                           12
         FOREIGN MARKETS                                                                                 12
         INCREASED EXPENSES                                                                              12
         DEPOSITORY RECEIPTS                                                                             13
         BRADY BONDS                                                                                     13
         EMERGING MARKETS                                                                                13
         SOVEREIGN DEBT                                                                                  14
     Convertible Securities                                                                              15
     Debt Securities                                                                                     15
         BELOW INVESTMENT GRADE SECURITIES                                                               16
         MORTGAGE-BACKED SECURITIES                                                                      17
         ASSET-BACKED SECURITIES                                                                         18
         LOAN PARTICIPATIONS AND ASSIGNMENTS                                                             19
         STRUCTURED NOTES, BONDS OR DEBENTURES                                                           19
         COLLATERALIZED MORTGAGE OBLIGATIONS                                                             20
         ZERO COUPON SECURITIES                                                                          21
     Futures Activities                                                                                  21
         OPTIONS ON FUTURES CONTRACTS                                                                    23
     Currency Exchange Transactions                                                                      23
         FORWARD CURRENCY CONTRACTS                                                                      23
         CURRENCY OPTIONS                                                                                24
     Hedging Generally                                                                                   25
     Short Sales                                                                                         27


                                       i

     Rights Offerings and Purchase Warrants                                                              28
Municipal Obligations                                                                                    28
INVESTMENT RESTRICTIONS                                                                                  29
PORTFOLIO VALUATION                                                                                      31
PORTFOLIO TRANSACTIONS                                                                                   32
PORTFOLIO TURNOVER                                                                                       34
MANAGEMENT OF THE FUNDS                                                                                  36
Officers and Board of Directors                                                                          35
Ownership in Securities of the Funds and Fund Complex                                                    46
Committees and Meetings of Directors                                                                     48
Directors' Total Compensation for Fiscal Year Ended August 31, 2002                                      49
     Investment Advisory Agreements                                                                      49
     Board Approval of Advisory Agreements                                                               53
     Code of Ethics                                                                                      56
     Organization of the Funds                                                                           57
     Distribution and Shareholder Servicing                                                              58
     Distributor                                                                                         58
EXCHANGE PRIVILEGE                                                                                       58
ADDITIONAL INFORMATION CONCERNING TAXES                                                                  59
     The Funds and Their Investments                                                                     59
     Special Tax Considerations                                                                          62
         OPTIONS AND SECTION 1256 CONTRACTS                                                              62
         FOREIGN CURRENCY TRANSACTIONS                                                                   63
         PASSIVE FOREIGN INVESTMENT COMPANIES                                                            63
         ASSET DIVERSIFICATION REQUIREMENT                                                               64
         FOREIGN TAXES                                                                                   64
         DIVIDENDS AND DISTRIBUTIONS                                                                     65
         SALES OF SHARES                                                                                 65
         BACKUP WITHHOLDING                                                                              66
         NOTICES                                                                                         66
         OTHER TAXATION                                                                                  66
DETERMINATION OF PERFORMANCE                                                                             66
     Average Annual Total Return                                                                         67
     Yield                                                                                               68
     After-Tax Return                                                                                    69
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                      70
MISCELLANEOUS                                                                                            72
FINANCIAL STATEMENTS                                                                                     74
APPENDIX A----DESCRIPTION OF RATINGS                                                                    A-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the descriptions of each zFund's investment objectives and policies in the PROSPECTUS. There are no assurances that the Funds will achieve their investment objectives.

          The investment objective of the International Fund is to provide long-term appreciation of capital.

          The investment objective of the High Yield and Fixed Income Funds is to provide high total return.

          The Fixed Income Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. issuers. The High Yield Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield fixed income securities. These policies are non-fundamental, which means that they can be changed by the relevant Fund's Board of Directors upon at least 60 days' notice to shareholders.

          Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.

COMMON INVESTMENT POLICIES -- ALL FUNDS

          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

          TEMPORARY INVESTMENTS. To the extent permitted by its investment objectives and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC, each Fund's adviser ("CSAM" or the "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

     REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     ILLIQUID SECURITIES. Each Fund is authorized to invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that invest in better-known, larger companies.

          LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of a Fund's total assets (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

          By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

     BORROWING. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          OPTIONS GENERALLY. The Funds may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return.

          SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

     Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued securities and forward commitments will not exceed 25% of a Fund's net assets. Each Fund uses when-issued purchases and forward commitments only in furtherance of its investment objectives, nor for speculative purposes.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

          Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery. A Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements in an amount up to 5% of its net assets.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.


          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments.

          For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for the Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

          FOREIGN CURRENCY EXCHANGE. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          INFORMATION. The majority of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries have been known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          INCREASED EXPENSES. The operating expenses of the Funds investing in foreign securities can be expected to be higher than those of investment companies investing exclusively in U.S. securities, since the expenses related to investment in foreign securities, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees for International Fund, though similar to such expenses of other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          DEPOSITORY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          EMERGING MARKETS. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.


          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value.

          CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.

          DEBT SECURITIES. Each Fund may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under "Temporary Investments." Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

          The interest income to be derived may be considered by the Adviser as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although the adviser will consider such event in its determination of whether the Fund should continue to hold the security. The adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, or if unrated, is determined by the Adviser to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

          BELOW INVESTMENT GRADE SECURITIES. The Funds may invest in below investment grade securities. The High Yield Fund may invest without limit in bonds rated below investment grades and unrated securities deemed by the Adviser to be of equivalent quality.


          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.


          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


          MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities but International Fund and High Yield Fund may invest in mortgage-backed securities only to a limited extent. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayment on a pool of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.


          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


          ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and the Fixed Income and High Yield Funds will therefore not purchase any asset-backed securities which would cause 25% or more of such Fund's net assets at the time of purchase to be invested in asset-backed securities. International Fund may invest in such securities to a limited extent.

          Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.


          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund will not invest more than 5% of its net assets in Loan Participations and Assignments.

          Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.


          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may purchase collateralized mortgage obligations ("CMOs") issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

          CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

          Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

          Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities will not exceed 5% of each Fund's net assets.


          A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

          FUTURES ACTIVITIES. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate-sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.


          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization-weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.


          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. Each Fund will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that a Fund may invest in such transactions for hedging purposes.


          The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.


          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.


          CURRENCY OPTIONS. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.


          Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Funds of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Funds may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Funds will comply with guidelines established by the SEC and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by a Fund on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          SHORT SALES. Each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 5% of each Fund's total assets.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          Each Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the rights to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box". It may be entered into by a Fund, for example, to lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transactions costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.


          Each Fund will not invest more than 5% of its net assets in short sales against the box.


          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds, which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.


          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price if, for instance, when there is no movement in the level of the underlying security.

          MUNICIPAL OBLIGATIONS. Each Fund may invest to a limited extent in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

          Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. See Appendix A for further information concerning the ratings of Moody's and S&P and their significance.

          Among other instruments, the Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.


                             INVESTMENT RESTRICTIONS


          The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.


          Each Fund may not:


          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;


          2. Issue any senior securities, except as permitted under the 1940
     Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and


          7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, a Fund may not:

          1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

          2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

          3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and


          The policies set forth above are not fundamental and thus may be changed by a Fund's Board of Directors without a vote of the shareholders.


          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION


          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its far value as determined in good faith by or under the direction of the Board.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S.

dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.


                             PORTFOLIO TRANSACTIONS


          The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.


          In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.


          For the fiscal year ended August 31, 2002, the International Fund paid $27,113 in total brokerage commissions and directed $13,393,982 in transactions to brokers and dealers who provided such research and other services. The Fixed Income Fund and the High Yield Fund did not direct brokerage transactions for research services.

          All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


          Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the past three fiscal years ended August 31, the Funds have paid brokerage commissions as follows:



AUGUST 31, 2002


      FUND                                                          BROKERAGE COMMISSIONS
      ----                                                          ---------------------
      International                                                         $800,106
      Fixed Income                                                          $101,882
      High Yield                                                            $  1,516

AUGUST 31, 2001


      FUND                                                          BROKERAGE COMMISSIONS
      ----                                                          ---------------------
     International                                                          $1,665,999
     Fixed Income                                                           $   55,236
     High Yield                                                             $    2,839


AUGUST 31, 2000


      FUND                                                          BROKERAGE COMMISSIONS
      ----                                                          ---------------------
     International                                                          $2,574,835
     Fixed Income                                                           $   35,843
     High Yield                                                             $      894


          In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of August 31, 2002, the Funds held the following securities of their regular brokers or dealers:


        FUND                             NAME OF SECURITIES                       AGGREGATE VALUE OF THE HOLDINGS
-------------------------------------------------------------------------------------------------------------------
International          State Street Euro Time Deposit                                         $8,886,000
                       UBS AG common                                                          $1,964,891
                       HSBC Holdings PLC common                                                 $905,725
Fixed Income           Salomon Brothers Mortgage Securities VII, Series                       $1,149,020
                       1997-TZH, Class B
                       Salomon Brothers Mortgage Securities VII, Series                       $1,406,032
                       1997-TZH, Class D

                       State Street Euro Time Deposit                                        $87,386,000
High Yield             State Street Euro Time Deposit                                         $1,781,000

                               PORTFOLIO TURNOVER


          The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


          Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


          For the fiscal years ended August 31, 2002 and August 31, 2001, the Funds' portfolio turnover rates were as follows:


FUND                                2002                              2001
--------------------------------------------------------------------------
International                       163%                              139%
Fixed Income                        526%                              449%
High Yield                          52%                               20%



          The increase of portfolio turnover rate in the case of Fixed Income Fund was due to the change of portfolio managers of the Fund.


                             MANAGEMENT OF THE FUNDS


OFFICERS AND BOARD OF DIRECTORS

          The business and affairs of each Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. The directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

          The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY  DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                  Director       Since 2000    Currently retired;      54           Director of The
c/o Credit Suisse Asset                                          Executive Vice                       Indonesia Fund,
Management, LLC                                                  President and Chief                  Inc.
466 Lexington Avenue                                             Financial Officer of
New York, New York 10017-3147                                    Pan Am Corporation
Age: 70                                                          and Pan American
                                                                 World Airways, Inc.
                                                                 from 1988 to 1991

Jack W. Fritz                       Director       Since Fund    Private investor;       54           Director of Advo,
2425 North Fish Creek Road                         inception     Consultant and                       Inc. (direct mail
P.O. Box 1287                                                    Director of Fritz                    advertising)
Wilson, Wyoming 83014                                            Broadcasting, Inc.
Age: 75                                                          and Fritz
                                                                 Communications
                                                                 (developers and
                                                                 operators of radio
                                                                 stations) since 1987


-------------------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                   Director       Since 1998    Dean of Yale School     54           Director of
Box 208200                                                       of Management and                    Aetna, Inc.;
New Haven, Connecticut  06520-8200                               William S. Beinecke                  Director of
Age: 56                                                          Professor in the                     Calpine Energy
                                                                 Practice of                          Corporation;
                                                                 International Trade                  Director of
                                                                 and Finance;                         CarMax Group
                                                                 Undersecretary of                    (used car dealers)
                                                                 Commerce for
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995;
                                                                 Professor at Columbia
                                                                 University from
                                                                 September 1992 to
                                                                 November 1993

Peter F. Krogh                      Director       Since 2001    Dean Emeritus and       54           Member of Board
301 ICC                                                          Distinguished                        of The Carlisle
Georgetown University                                            Professor of                         Companies Inc.;
Washington, DC 20057                                             International Affairs                Member of
Age: 65                                                          at the Edmund A.                     Selection
                                                                 Walsh School of                      Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars;  Senior
                                                                 of PBS foreign                       Associate of
                                                                 affairs television                   Center for
                                                                 series                               Strategic and

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations

James S. Pasman, Jr.                Director       Since 2000    Currently retired;      54           Director of
c/o Credit Suisse Asset                                          President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.;
466 Lexington Avenue                                             National InterGroup,                 Director of
New York, New York                                               Inc. (holding                        Credit Suisse
10017-3147                                                       company) from April                  Asset Management
Age: 72                                                          1989 to March 1991;                  Income Fund,
                                                                 Chairman of Permian                  Inc.; Trustee of
                                                                 Oil Co. from April                   Credit Suisse
                                                                 1989 to March 1991                   High Yield Bond
                                                                                                      Fund; Trustee of
                                                                                                      Deutsche VIT
                                                                                                      Funds (overseeing
                                                                                                      3 portfolios)

Steven N. Rappaport                 Director       Since 2000    Partner of Lehigh       54           Director of The
Lehigh Court, LLC                                                Court, LLC since July                First Israel
40 East 52nd Street                                              2002; President of                   Fund, Inc.
New York, New York 10022                                         SunGard Securities
Age: 54                                                          Finance, Inc., from
                                                                 2001 to July 2002;
                                                                 President of Loanet,
                                                                 Inc. (on-line
                                                                 accounting service)
                                                                 from 1995 to 2001;
                                                                 Director, President,
                                                                 North American
                                                                 Operations, and
                                                                 former Executive Vice
                                                                 President from 1992 to
                                                                 1993 of Worldwide
                                                                 Operations of Metallurg
                                                                 Inc. (manufacturer of
                                                                 specialty metals and
                                                                 alloys); Executive Vice
                                                                 President, Telerate,
                                                                 Inc. (provider of real-
                                                                 time information to the
                                                                 capital markets) from
                                                                 1987 to 1992; Partner in
                                                                 the law firm of
                                                                 Hartman & Craven until
                                                                 1987

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

William W. Priest(2)                Director       Since 1999    Senior Partner and      54           Director of The
Steinberg Priest & Sloane                                        Fund Manager,                        Brazilian Equity
Capital Management                                               Steinberg Priest &                   Fund, Inc.; The
12 East 49th Street                                              Sloane Capital                       Chile Fund, Inc.;
12th Floor                                                       Management since                     The Emerging
New York, New York 10017                                         March 2001; Chairman                 Markets
Age: 61                                                          and Managing Director                Telecommunications
                                                                 of


----------
(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 CSAM from 2000 to                    Fund, Inc.; The
                                                                 February 2001, Chief                 First Israel
                                                                 Executive Officer and                Fund, Inc.; The
                                                                 Managing Director of                 Latin America CSAM
                                                                                                      from 1990 to 2000
                                                                                                      Equity Fund, Inc.;
                                                                                                      The Indonesia Fund,
                                                                                                      Inc.; and Credit
                                                                                                      Suisse Asset
                                                                                                      Management Income
                                                                                                      Fund, Inc.

OFFICERS

Laurence R. Smith                   Chairman       Since 2002    Managing Director and
Credit Suisse Asset                                              Global Chief
Management, LLC                                                  Investment Officer of
466 Lexington Avenue                                             CSAM; acting Chief
New York, New York 10017-3147                                    Executive Officer of
Age:  44                                                         CSAM Americas;
                                                                 Associated with J.P.
                                                                 Morgan Investment
                                                                 Management from
                                                                 1981 to 1999;
                                                                 Officer of other
                                                                 Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                    Vice           Since 1999    Managing Director and   --           --
Credit Suisse Asset Management,     President                    Global General
LLC                                 and Secretary                Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York 10017-3147                                    Lehman Brothers, Inc.
Age:  38                                                         from 1996 to 1997;
                                                                 Associated with
                                                                 CSAM from 1995
                                                                 to 1996; Associated
                                                                 with CS First Boston
                                                                 Investment Management
                                                                 from 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of CSAMSI,
                                                                 other Credit Suisse
                                                                 Funds and other
                                                                 CSAM-advised
                                                                 investment companies

Michael A. Pignataro                Treasurer      Since 1999    Director and           --           --
Credit Suisse Asset Management,     and Chief                    Director of Fund
LLC                                 Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York 10017-3147                                    CSAM since 1984;
Age:  43                                                         Officer of other
                                                                 Credit

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 Suisse Funds and
                                                                 other CSAM-advised
                                                                 investment companies

Gregory N. Bressler, Esq.           Assistant      Since 2000    Vice President and      --           --
Credit Suisse Asset Management,     Secretary                    Legal Counsel of CSAM
LLC                                                              since January 2000;
466 Lexington Avenue                                             Associated with the
New York, New York 10017-3147                                    law firm of Swidler
Age:  36                                                         Berlin Shereff
                                                                 Friedman LLP from
                                                                 1996 to 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds and
                                                                 other CSAM-advised
                                                                 investment companies

Kimiko T. Fields, Esq.              Assistant      Since 2002    Assistant Vice         --           --
Credit Suisse Asset Management,     Secretary                    President and Legal
LLC                                                              Counsel of CSAM since
466 Lexington Avenue                                             December 2000;
New York, New York 10017-3147                                    Assistant Vice
Age:  38                                                         President,
                                                                 Institutional
                                                                 Marketing Department,
                                                                 CSAM from January
                                                                 2000 to December
                                                                 2000; Marketing
                                                                 Associate,
                                                                 International

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 Equity Department,
                                                                 Warburg Pincus Asset
                                                                 Management, Inc. from
                                                                 January 1998 to
                                                                 January 2000;
                                                                 self-employed
                                                                 author and
                                                                 consultant,
                                                                 from January 1996 to
                                                                 December 1997;
                                                                 Officer of other
                                                                 Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

Rocco A. DelGuercio                 Assistant      Since 1999    Vice President and      --           --
Credit Suisse Asset Management,     Treasurer                    Administrative
LLC                                                              Officer of CSAM;
466 Lexington Avenue                                             Associated with CSAM
New York, New York 10017-3147                                    since June 1996;
Age:  38                                                         Assistant Treasurer,
                                                                 Bankers Trust Co. --
                                                                 Fund Administration
                                                                 from March 1994 to
                                                                 June 1996; Mutual
                                                                 Fund Accounting
                                                                 Supervisor, Dreyfus
                                                                 Corporation from
                                                                 April 1987

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 to March 1994;
                                                                 Officer of other
                                                                 Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

Joseph Parascondola                 Assistant      Since 2000    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President - Fund
LLC                                                              Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York 10017-3147                                    2000; Assistant Vice
Age:  38                                                         President, Deutsche
                                                                 Asset Management from
                                                                 January 1999 to April
                                                                 2000; Assistant Vice
                                                                 President, Weiss,
                                                                 Peck & Greer LLC from
                                                                 November 1995 to
                                                                 December 1998;
                                                                 Officer of other
                                                                 Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

Robert M. Rizza                     Assistant      Since 2002    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President of CSAM
LLC                                                              (January 2001 to
466 Lexington Avenue                                             present);
New York, NY 10017                                               Administrative
Age: 36                                                          Officer of CSAM
                                                                 (March 1998 to

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 December 2000);
                                                                 Assistant Treasurer
                                                                 of Bankers Trust Co.
                                                                 (April 1994 to March
                                                                 1998); Officer of
                                                                 other Credit Suisse
                                                                 Funds and other
                                                                 CSAM-advised
                                                                 investment companies


OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX

          As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.


                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND(*,3)            INVESTMENT COMPANIES(*,3)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                       International Fund:  A                 E
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A
                                         International Fund:  A


----------
(3) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND(*,3)            INVESTMENT COMPANIES(*,3)
------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                            International Fund:  A
                                         Fixed Income Fund:  A                  E
                                         High Yield Fund:  A

Jeffrey E. Garten                        International Fund:  A                 A
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A

Peter F. Krogh                           International Fund:  A                 D
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A

James S. Pasman, Jr.                     International Fund:  C                 D
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A

Steven N. Rappaport                      International Fund:  A                 D
                                         Fixed Income Fund:  A
                                         High Yield Fund:  B
INTERESTED DIRECTOR

William W. Priest                        International Fund:  A
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A


-------------------
*        Key to Dollar Ranges:
          A.      None
          B.      $1 - $10,000
          C.      $10,000 - $50,000
          D.      $50,000 - $100,000

         E.       Over $100,000

          COMMITTEES AND MEETINGS OF DIRECTORS

          Each Fund has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Directors, at least one of whom is an Independent Director.

          In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee met four times during the fiscal year ended August 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during the fiscal year ended August 31, 2002.

          The Valuation Committee reviews and approves the valuation of all fair valued securities whose fair valuations individually change the net asset value of a Fund by greater than 1%. In conducting this review, the Valuation Committee shall review and discuss an updated fair valuation summary with appropriate representatives of CSAM. The Valuation Committee did not meet during the fiscal year ended August 31, 2002.

          No employee of CSAM, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2002


                                INTERNATIONAL                                          ALL INVESTMENT COMPANIES
      NAME OF DIRECTOR              FUND        FIXED INCOME FUND   HIGH YIELD FUND    IN THE CSAM FUND COMPLEX*
----------------------------------------------------------------------------------------------------------------
William W. Priest**                 None              None               None                    None
Richard H. Francis                 $3,313            $2,813             $2,813                  $106,708
Jack W. Fritz                      $3,063            $2,563             $2,563                   $97,124
Jeffrey E. Garten                  $3,063            $2,813             $2,813                  $100,250
Peter F. Krogh                     $3,313            $2,813             $2,813                  $101,850
James S. Pasman, Jr.               $3,313            $2,813             $2,813                  $106,350
Steven N. Rappaport                $3,463            $2,963             $2,963                  $113,295


* Each Director serves as a Director or Trustee of 54 investment companies and portfolios in the CSAM Fund Complex.


** Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


          As of November 15, 2002, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Shares.

          INVESTMENT ADVISORY AGREEMENTS. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and each Fund (each an "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, CSAM employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the International, Fixed Income and High Yield Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .80%, .375% and .70% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

          For the past three fiscal years ended August 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:

AUGUST 31, 2002


              FUND                          FEES PAID                    WAIVERS                REIMBURSEMENTS
              ----                        (AFTER WAIVERS)                -------                --------------
                                          ---------------
International                               $1,732,357                         0                      0
Fixed Income                                $1,524,721                  $216,189                      0
High Yield                                  $  420,970                  $269,003                      0


AUGUST 31, 2001


              FUND                          FEES PAID                    WAIVERS                REIMBURSEMENTS
              ----                        (AFTER WAIVERS)                -------                --------------
                                          ---------------
International                              $2,705,262                           0                    0
Fixed Income                               $1,425,975                    $271,292                    0
High Yield                                 $  396,171                    $312,898                    0


AUGUST 31, 2000


              FUND                          FEES PAID                    WAIVERS                REIMBURSEMENTS
              ----                        (AFTER WAIVERS)                -------                --------------
                                          ---------------
International                              $4,796,915                          0                     0
Fixed Income                               $  966,751                   $431,351                     0
High Yield                                 $  335,401                   $512,979                     0


          INTERNATIONAL FUND--SUB-ADVISORY AGREEMENTS. International Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the International Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026, Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

          CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the International Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the International Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended August 31, 2002, the portion of the fees allocable to International Fund for CSAM U.K. and CSAM Japan were $1,146 and $1,151, respectively.

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the International Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the

International Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. No fees were allocated to International Fund during the fiscal year ended August 31, 2002.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          BOARD APPROVAL OF ADVISORY AGREEMENTS. In approving the Advisory Agreement, the Board of Directors of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the

Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board of the International Fund considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the International Fund of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the International Fund to obtain best price and execution on trades in international markets. The Board of the International Fund also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board of the International Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the International Fund, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the International Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the International Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          Each Fund's Advisory Agreement has inadvertently terminated due to an administrative oversight. The Board of Directors of each Fund has approved a new investment advisory agreement with CSAM that is substantially identical to the lapsed Advisory Agreement and has recommended that the new agreement be presented to Fund shareholders for their approval. The Board of each Fund also approved CSAM's retention of advisory fees paid or payable to it from the date the Advisory Agreement terminated until shareholder approval of these fees is obtained.

          ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets, except the Funds do not compensate CSAMSI for its services to the Institutional shares under the CSAMSI Co-Administration Agreements.

          During the fiscal year ended August 31, 2002, CSAMSI did not receive fees from any of the Funds under the CSAMSI Co-Administration Agreements. For the fiscal year ended August 31, 2001, CSAMSI was paid $634 (after waivers) and waived $2,536 in fees with respect to the High Yield Fund. For the fiscal year ended August 31, 2000, the International, Fixed Income and High Yield Funds paid CSAMSI $853, $2 and $1,968, respectively, for its co-administrative services and CSAMSI waived co-administrative fees of $8 and $7,874 for the Fixed Income Fund and High Yield Fund, respectively.

          State Street became co-administrator to each Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. For the period from June 1, 2002 through August 31, 2002, the International, Fixed Income and High Yield Funds paid State Street fees under the State Street Co-Administration Agreement of $39,083, $76,670 and $21,729, respectively.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Fund prior to June 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:


              FUND                                                    ANNUAL RATE
--------------------------------------------------------------------------------------------------
International                                             .08% for the first $500 million in assets

                                                          .07% for the next $1 billion

                                                          .06% for assets in excess of $1.5 billion

Fixed Income and High Yield                               .07% of the first $150 million in assets

                                                          .06% for the next $150 million

                                                          .05% for assets in excess of $300 million


          For the fiscal years ended August 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

FOR THE PERIOD FROM SEPTEMBER 1, 2001 THROUGH MAY 31, 2002


              FUND                          FEES PAID                    WAIVERS                REIMBURSEMENTS
              ----                        (AFTER WAIVERS)                -------                --------------
                                          ---------------
International                                $131,616                         0                       0
Fixed Income                                 $216,610                         0                       0
High Yield                                   $ 70,012                         0                       0

AUGUST 31, 2001


                                           FEES PAID
              FUND                      (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
-------------------------------------------------------------------------------------------------------------
        International                        $336,378                         0                       0
         Fixed Income                        $301,155                         0                       0
          High Yield                         $108,858                         0                       0


          Prior to November 1, 1999, Counsellors Funds Service, Inc. ("Counsellors Service") served as a co-administrator to each Fund. For the fiscal year ended August 31, 2000, the Funds paid PFPC and Counsellors Service administration fees, and PFPC and Counsellors Service waived fees and/or reimbursed expenses as follows:


                      PFPC                                                 COUNSELLORS SERVICE
------------------------------------------------------------------------------------------------------------------------
                    FEES PAID                                                   FEES PAID
                     (AFTER                                                      (AFTER
     FUND           WAIVERS)      WAIVERS     REIMBURSEMENTS      FUND          WAIVERS)      WAIVERS    REIMBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
International       $742,845             0            0       International        $764             0             0
Fixed Income        $277,178             0            0       Fixed Income         $  2        $    8             0
High Yield          $118,248       $27,482            0       High Yield           $438        $1,750             0


          Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for these Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in an affiliated fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Portfolio will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS. Each Fund, CSAM, CSAM U.K., CSAM Japan and CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.


          CUSTODIAN AND TRANSFER AGENT. State Street acts as the custodian for each Fund and also acts as the custodian for each Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Directors concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc. ("BFDS") serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

          ORGANIZATION OF THE FUNDS. Each Fund is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998. On May 11, 2000, the International Fund changed its name from "Warburg, Pincus International Growth Fund, Inc." to "Credit Suisse Institutional International Growth Fund, Inc.", and on July 2, 2001, the International Fund further changed its name to "Credit Suisse Institutional International Fund, Inc." On May 11, 2000, the Fixed Income Fund changed its name from "Warburg, Pincus U.S. Core Fixed Income Fund, Inc." to "Credit Suisse Institutional U.S. Core Fixed Income Fund, Inc.", and on July 2, 2001, the Fixed Income Fund further changed its name to "Credit Suisse Institutional Fixed Income Fund, Inc." On December 27, 2000, the High Yield Fund changed its name from "Warburg, Pincus High Yield Fund, Inc." to "Credit Suisse Institutional High Yield Fund, Inc."

          Each Fund's charter (with the exception of the International Fund) authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. The International Fund's charter authorizes the board to issue six billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Advisor Shares, one billion shares are designated Institutional Shares, one billion shares are designated Class A Shares, one billion shares are designated Class B Shares, and one billion shares are designated Class C Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          The International, Fixed Income and High Yield Funds currently offer only Institutional shares. The Class A shares of International Fund ceased operations on August 29, 2002 and the Class B and Class C shares of Institutional Fund ceased operations on October 23, 2002.


          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


          Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions and automatic transactions). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.


          DISTRIBUTION AND SHAREHOLDER SERVICING.


          DISTRIBUTOR. CSAMSI serves as distributor for each Fund's Institutional shares. CSAMSI offers each Fund's Institutional shares on a continuous basis. No compensation is payable to CSAMSI for distribution services for each Fund's Institutional Class. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


                               EXCHANGE PRIVILEGE


          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. An Institutional shareholder may exchange Institutional shares of a Fund for Institutional shares of another Credit Suisse Fund at their respective net asset values. If you became an Institutional Class shareholder as a result of conversion of your Common Class shares of a Credit Suisse Fund, you may be able to exchange your Fund shares for Common Class shares of other Credit Suisse Funds. Not all Credit Suisse Funds offer all classes of shares.


          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-222-8977.


          The Funds reserve the right to refuse exchange purchases at any time and by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

          THE FUNDS AND THEIR INVESTMENTS. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


          As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long- term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amount as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


          The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


          A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          A Fund's investments in zero-coupon securities, if any, may create special tax consequences. Zero-coupon securities do not make interest payments, although a portion of the difference between a zero-coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders that are substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero-coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          "Constructive sale" provisions apply to activities by a Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

          STRADDLES. Options transactions that a Fund may enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.


          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.


          Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his shares.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), such Fund may be subject to federal income tax and a deferral interest charge on any "excess distribution" received with respect to such shares or on any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of being subject to the foregoing tax consequences, a Fund may elect to have its investment in certain PFICs taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF.

Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The IRS has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the IRS has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The IRS has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the IRS on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.


          FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their own taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their own U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          FUND TAXES ON SWAPS. As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          DIVIDENDS AND DISTRIBUTIONS. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder of such Fund, be treated as a tax-free return of capital, to the extent of the shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.


          BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


          NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.


                          DETERMINATION OF PERFORMANCE


     From time to time, a Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. The net asset value per share of Institutional Shares is listed in THE WALL STREET JOURNAL each business day under "Credit Suisse Institutional Funds." Current total return figures may be obtained by calling CSAM Institutional Shares at 800-222-8977.

          AVERAGE ANNUAL TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                    n
                              P(1+T)  = ERV

      Where:     T  =  average annual total return;
               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P = hypothetical initial payment of $1,000; and n = period covered by the computation, expressed in years.


          Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =     [(ERV) - l]
                                P


          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          The average annual total returns for each Fund for the periods ended August 31, 2002 were as follows:


        FUND               1 YEAR          3 YEAR (ANN.)       5 YEAR (ANN.)           SINCE INCEPTION (ANN.)
-------------------------------------------------------------------------------------------------------------
International             -20.35%            -14.77%              -3.82%              2.97%         (09/30/92)
Fixed Income               -2.92%              5.31%               5.20%              6.32%         (03/31/94)
High Yield                 -6.88%             -3.66%              -1.03%              4.57%         (02/26/93)

          The aggregate total returns for each Fund for the period ended August 31, 2002 since inception were as follows:


                    FUND                                AGGREGATE RETURN                     INCEPTION DATE
-------------------------------------------------------------------------------------------------------------
International                                                19.62%                             09/30/92
Fixed Income                                                 67.50%                             03/31/94
High Yield                                                   53.01%                             02/26/93

          Performance information provided above reflects the performance of each Fund's predecessor, the Institutional Shares of the corresponding investment portfolio of the RBB Fund, Inc.

          YIELD. Certain Funds may advertise a 30-day (or one month) yield. Such yields are calculated in accordance with the method prescribed by the SEC for mutual funds:


                                        6
                    YIELD = 2[(a - b +1)  - 1]
                               ----
                                cd

Where:      a =    dividends and interest earned by a Fund during the period;
            b =    expenses accrued for the period (net of reimbursements);
            c =    average daily number of shares outstanding during the period, entitled to receive dividends; and
            d =    maximum offering price per share on the last day of the
                   period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.


          Based on the foregoing calculation, the yields for the Institutional Shares of the following Funds for the 30-day period ended August 31, 2002 were as follows:


                            30-DAY YIELD                    30-DAY YIELD
     FUND                  (WITH WAIVER)                  (WITHOUT WAIVER)
--------------------------------------------------------------------------
     Fixed Income               5.13%                           5.00%
     High Yield                12.79%                          12.19%


          AFTER-TAX RETURN. From time to time the Funds may include after-tax performance information in advertisements. To the extent the Funds include such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                                        n
                                P(1 + T)  = ATV
                                               D

Where:       P =  a hypothetical initial payment of $1,000.
             T =  average annual total return (after taxes on distributions).
             n =  number of years.
          ATV  = ending value of a hypothetical $1,000 investment made at the
             D beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption.

The average annual total returns (after taxes on distributions) for each Fund for the periods ended August 31, 2002 were as follows:


        FUND               1 YEAR              3 YEAR             5 YEAR               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
International              -20.35%            -18.85%             -7.66%               0.57%        9/30/92
Fixed Income                -5.87%              2.42%              2.36%               3.54%        3/31/94
High Yield                 -10.67%             -7.64%             -4.78%               1.01%        2/26/93


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                           n
                   P(1 + T)  = ATV
                                  DR

Where:      P =  a hypothetical initial payment of $1,000.
            T =  average annual total return (after taxes on distributions and redemption).
            n =  number of years.
        ATV   =  ending value of a hypothetical $1,000 investment made at the
           DR    beginning of the 1-, 5- or 10-year period at the end of the 1-,
                 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund for the periods ended August 31, 2002 were as follows:


        FUND               1 YEAR              3 YEAR             5 YEAR               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
International              -12.49%            -11.48%             -3.05%               2.28%             9/30/92
Fixed Income                -1.71%              2.85%              2.78%               3.70%             3/31/94
High Yield                  -4.17%             -4.66%             -2.46%               2.02%             2/26/93


          The Funds' performance may be favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to adjust for the expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above would have been lower.

          GENERAL. The performance of a class of a Fund's shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, each Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

          Reference may be made in advertising Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

          Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Inc. or similar investment services that monitor the performance of mutual funds; (ii) MSCI EAFE Index, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index (developed countries only) or Salomon Smith Barney High Yield Market Index; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its shares to those of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, a Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


          As of November 15, 2002, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:


                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                   NAME AND ADDRESS                                        NOVEMBER 15, 2002
----------------------------------------------------------------------------------------------------------------
International Fund -                   Northern Trust Company TTEE*                                47.40%
Institutional                          FBO Tyco International Ltd.
                                       A/C # 22-07149
                                       P.O. Box 92956
                                       Chicago, IL  60675-2956

                                       TBG Commingled Trust*                                       12.85%
                                       1350 Avenue of the Americas, Ste. 840
                                       New York, NY  10019-4702

                                       Northern Marianas Island                                     8.90%
                                       Retirement Fund*
                                       First Floor Nauru Bldg.
                                       P.O. Box 1247
                                       Saipan, MP  96950-1247

                                       DCA Food Industries Inc.                                     6.27%
                                       100 East Grand Avenue
                                       Beloit, WI  53511-6255

                                       Butler University                                            5.37%
                                       4600 Sunset Avenue
                                       Indianapolis, IN  46208-3487

Fixed Income Fund--                    Fidelity Investments Institutional                          33.01%
Institutional                          Operations Co. Inc. (FIIOC) as agent
                                       FOR CREDIT SUISSE FIRST BOSTON
                                       EMPLOYEES SAVINGS PSP*
                                       100 Magellan Way #KWIC
                                       Covington, KY 41015

                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                   NAME AND ADDRESS                                        NOVEMBER 15, 2002
----------------------------------------------------------------------------------------------------------------
                                       Northern Trust Company*                                     31.76%
                                       FBO Norvartis Investment
                                       Plan & Trust
                                       A/c#03-12360
                                       P O Box 92956
                                       Chicago, IL 60675-2956

                                       Huntington Hospital Pension Plan                             8.73%
                                       270 Park Ave
                                       Huntington, NY  11743-2799

                                       DCA Food Industries Inc.                                     5.79%
                                       100 East Grand Avenue
                                       Beloit, WI  53511-6255

High Yield Fund--                      Advantus Capital Mgmt Inc*                                  55.04%
Institutional                          400 Robert St. N
                                       Saint Paul, MN  55101-2015

                                       Fidelity Investments Institutional                          15.44%
                                       Operations Co Inc as Agent for
                                       Certain Employee Benefits Plan*
                                       100 Magellan Way # KWIC
                                       Covington, KY  41015-1999


* Each Fund believes that these entities are not the beneficial owners of shares held of record by them.

                              FINANCIAL STATEMENTS


          Each Fund's audited financial report dated August 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-222-8977.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS


         EXHIBIT NO.    DESCRIPTION OF EXHIBIT
         -----------    ----------------------
            a(1)        Articles of Incorporation dated July 30, 1998.(1)
             (2)        Amendment to Articles of Incorporation dated
                        May 11, 2000.(2)
             (3)        Articles of Amendment dated June 29, 2001.(3)

            b(1)        By-Laws as adopted July 20, 1998.(1)
             (2)        Amendment to By-Laws dated May 11, 2000.(2)
             (3)        Amended By-Laws dated February 5, 2001.(4)
             (4)        Amendment to By-Laws dated July 2, 2001.(3)
             (5)        Amendment to By-Laws dated February 12, 2002.

            c           Registrant's Forms of Stock Certificates.(5)

            d           Investment Advisory Agreement.

            e(1)        Form of Distribution Agreement with Credit Suisse Asset
                        Management Securities, Inc. ("CSAMSI").(6)
             (2)        Amendment to Distribution Agreement with CSAMSI.(7)

            f           Not applicable.


----------

(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 5, 1998 (Securities Act File No. 333-60673).

(2) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on December 29, 2000 (Securities Act File No. 333-60673).

(3) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on December 21, 2001 (Securities Act File No. 333-60673).

(4) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

(5) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on August 14, 1998 (Securities Act File No. 333-60673).

(6) Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

(7) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse European Equity Fund, Inc., filed on November 8, 2001 (Securities Act File No. 333-60225).

            g(1)        Custodian Agreement with State Street Bank and
                        Trust Company. ("State Street").(8)
             (2)        Amendment to Custodian Agreement with State Street dated
                        April 26, 2001.(9)
             (3)        Amendment to Custodian Agreement with State Street dated
                        May 16, 2001.(9)
             (4)        Amended Exhibit I to Custodian Agreement with State
                        Street dated May 16, 2001.(9)

            h(1)        Form of Transfer Agency and Service Agreement with
                        Boston Financial Data Services, Inc.(4)
             (2)        Co-Administration Agreement with CSAMSI.
             (3)        Co-Administration Agreement with State Street.(10)

            i(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.(2)
             (2)        Opinion and Consent of Venable, Baetjer and Howard, LLP,
                        Maryland counsel to the Fund.(5)

            j(1)        Consent of PricewaterhouseCoopers LLP, Independent
                        Accountants.
             (2)        Powers of Attorney.(9)

            k           Not applicable.

            l           Purchase Agreement.

            m(1)        Shareholder Servicing and Distribution Plan for Common
                        Class Shares.
             (2)        Distribution Plan for Advisor Class Shares.

            n           Not applicable.

            o           Amended 18f-3 Plan dated November 12, 2001.(4)



----------

(8) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).






(9) Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 33-64554).

            p           Amendment to Code of Ethics dated February 12, 2002.(11)


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


          From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has two wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25.  INDEMNIFICATION

          Registrant, officers and directors of CSAM, LLC, of Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Fund's initial Registration Statement on Form N-1A filed on August 5, 1998.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          CSAM, LLC acts as investment adviser to the Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

Item 27.  PRINCIPAL UNDERWRITER


          (a) CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Capital Funds; Credit Suisse Opportunity Funds; Credit Suisse Global Financial Services Fund; Credit Suisse Global New Technologies Fund; Credit Suisse Global Technology Fund; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse European Equity Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Health Sciences Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse Investment Grade Bond Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Growth Fund; Credit Suisse Municipal Bond Fund; Credit Suisse New York

----------
(11) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 5, 2002 (Securities Act File No. 33-58125).

Municipal Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Short Duration Bond Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund; Credit Suisse Trust; Credit Suisse Trust II and Credit Suisse Strategic Value Fund.


          (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

          (c) None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          (1)   Credit Suisse Institutional Fixed Income Fund, Inc.
                466 Lexington Avenue
                New York, New York  10017-3147
                (Fund's Articles of Incorporation, By-Laws and minute books)

          (2)   Credit Suisse Asset Management, LLC
                466 Lexington Avenue
                New York, New York  10017-3147
                (records relating to its functions as investment adviser)





          (3)   Credit Suisse Asset Management Securities, Inc.
                466 Lexington Avenue
                New York, New York 10017-3147
                (records relating to its functions as co-administrator and distributor)

          (4)   Boston Financial Data Services, Inc.
                2 Heritage Drive
                North Quincy, Massachusetts 02171
                (records relating to its functions as transfer agent and dividend disbursing agent)

          (5)   State Street Bank and Trust Company
                225 Franklin Street
                Boston, Massachusetts 02110
                (records relating to its functions as co-administrator and custodian)


Item 29.  MANAGEMENT SERVICES

          Not applicable.

Item 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485 (b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 13th day of December, 2002.


                                   CREDIT SUISSE INSTITUTIONAL FIXED INCOME
                                   FUND, INC.


                                   By: /s/ Laurence Smith
                                      ---------------------------
                                      Laurence Smith

                                      Chairman (Chief Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                                   TITLE                                   DATE
---------                                   -----                                   ----
/s/ Laurence Smith                   Chairman (Chief Executive Officer)         December 13, 2002
------------------------
Laurence Smith

/s/ Michael A. Pignataro             Treasurer and Chief Financial Officer      December 13, 2002
------------------------
    Michael A. Pignataro

/s/ William W. Priest*               Director                                   December 13, 2002
------------------------
    William W. Priest

/s/ Richard H. Francis*              Director                                   December 13, 2002
------------------------
    Richard H. Francis

/s/ Jack W. Fritz*                   Director                                   December 13, 2002
------------------------
    Jack W. Fritz

/s/ Jeffrey E. Garten*               Director                                   December 13, 2002
------------------------
    Jeffrey E. Garten

/s/ James S. Pasman, Jr.*            Director                                   December 13, 2002
------------------------
    James S. Pasman, Jr.

/s/ Steven N. Rappaport*             Director                                   December 13, 2002
------------------------
    Steven N. Rappaport

/s/ Peter F. Krogh*                  Director                                   December 13, 2002
------------------------
    Peter F. Krogh

*By: /s/ Michael A. Pignataro                                 December 13, 2002
    ------------------------
    Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS


         EXHIBIT NO.    DESCRIPTION OF EXHIBIT
         -----------    ----------------------
            b(5)        Amendment to By-Laws dated February 12, 2002.

            d           Investment Advisory Agreement.

            h(2)        Co-Administration Agreement with CSAMSI.

            j(1)        Consent of PricewaterhouseCoopers LLP, Independent
                        Accountants.

            l           Purchase Agreement.

            m(1)        Shareholder Servicing and Distribution Plan for Common
                        Shares.
             (2)        Distribution Plan for Advisor Shares.